PREPAID EXPENSES AND OTHER CURRENT ASSETS (Table)	12 Months Ended
Mar. 31, 2021
PREPAID EXPENSES AND OTHER CURRENT ASSETS
Schedule of prepaid expenses and other current assets

	March 31,	March 31,
	2020	2021
	RMB	RMB
VAT-input deductible	75,624	71,989
Prepaid financial advisory service fee (i)	—	12,000
Prepaid consulting and professional service fees	12,264	6,495
Prepayment for used vehicles	—	4,689
Prepaid rental expense	6,484	2,207
Prepaid marketing expense	11,744	3,955
Prepaid non-banking financing partners service fees	12,705	182
Others	18,327	6,319
	137,148	107,836

(i) The Company entered into a long-term strategic cooperation agreement with Golden Pacer in April 2020, and an aggregate amount of RMB60.0 million as prepayment was made in exchange for a 5-year financial solution advisory services from Golden Pacer. As of March 31, 2021, RMB12.0 million was recorded in prepaid expenses and other current assets, and RMB36.0 million was recorded in other non-current assets.